Motley Fool Great America Fund

Class/Ticker: Institutional Shares (FOGIX)

Investor Shares (TMFGX)

SUMMARY PROSPECTUS

A series of The Motley Fool Funds Trust	December 21, 2016
2000 Duke Street
Suite 175
Alexandria, VA 22314

The investment objective of the Motley Fool Great America Fund (the “Fund”) is to achieve long-term capital appreciation. The Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries.

This Summary Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at http://www.foolfunds.com/forms/greatamericafund.aspx. You can also get this information at no cost by calling 1-888-863-8803 or by sending an e-mail request to prospectus@foolfunds.com. The Fund’s Prospectus, dated December 21, 2016, and the Fund’s SAI, dated December 21, 2016, each as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Great America Fund is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Great America Fund.

Shareholder Fees (fees paid directly from your investment):	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE
Redemption Fee (as a percentage of amount redeemed) (on shares held for 90 days or less)	2.00%	2.00%
Exchange Fee	NONE	NONE
Maximum Annual Small-Balance Account Fee (on accounts with balances less than $10,000)	$24	$24

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses(a)	0.27%	1.56%
Total Annual Fund Operating Expenses	1.12%	2.41%
Fees Waived/Expenses Recouped(b)	0.03%	-1.46%
Total Annual Operating Expenses After Expense Limitation	1.15%	0.95%

(a)  “Other Expenses” for the Great America Fund have been restated to reflect the estimated expenses for the Fund for its current fiscal year. The Great America Fund is the successor to the Motley Fool Great America Fund, a series of The Motley Fool Funds Trust (the “Predecessor Great America Fund”) which was reorganized into the Great America Fund on December 21, 2016.

(b) The Adviser has contractually agreed to pay, waive or absorb a portion of the Great America Fund’s Investor Shares and Institutional Shares expenses through the end of February 2018, or such later date as may be determined by the Great America  Fund and the Adviser, to the extent necessary to limit operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 1.15%  and 0.95%  annually of average daily net assets of the Investor Shares and Institutional Shares, respectively.  If the excluded expenses are incurred, operating expenses may be higher than 1.15% and 0.95% annually, for the Investor Shares and Institutional Shares, respectively. The Adviser may recover from the Great America  Fund’s fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 1.15% and 0.95% annually of average daily net assets of Investor Shares and Institutional Shares, respectively or, if less, the expense limitation that was in place at the time the fees or expenses were paid, waived or absorbed. The expense limitation agreement will terminate automatically if the Adviser is no longer serving as investment adviser to the Independence Fund, but otherwise it can be terminated only by the Great America Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Great America Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares or $100,000 in Institutional Shares in the Great America Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that:  (1) your investment has a 5% return each year and (2) the Great America Fund operating expenses remain the same (taking into account the contractual expense limitation agreement in place for one year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$117	$359	$620	$1,366
Institutional Class	$969	$6,115	$11,531	$26,347

Portfolio Turnover

The Great America Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Great America Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Great America Fund’s performance. During the most recent fiscal year, the Predecessor Great America Fund’s portfolio turnover rate was 30%.

Principal Investment Strategies

The Great America Fund pursues its investment objective by investing primarily in common stocks of companies organized in the United States that are engaged in a broad range of industries.  Under normal market conditions, the Great America Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by United States companies. The Great America Fund employs a value-based investment strategy that seeks long-term capital appreciation by acquiring securities of high-quality companies at prices the Great America Fund’s investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be attractive.  Although the Great America Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of United States companies having smaller- and mid-market capitalizations will be important components of the Great America Fund’s investment program.  Consequently, under normal market conditions, the Great America Fund limits its investments in large capitalization companies to no more than 25% of its net assets.  For this purpose, the Adviser defines large capitalization companies as the largest 200 companies in the U.S. by market capitalization as calculated and ranked at the end of each calendar quarter by a third-party aggregator of market data, such as Bloomberg or Reuters.  The Adviser believes that investors in the Great America Fund should have a long-term investment horizon of at least three years.

Under normal market circumstances, the Great America Fund seeks to stay fully invested and does not attempt to time the market. In identifying investments for the Great America Fund, the Adviser looks for securities of high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow, and trade at attractive prices. In managing the Great America Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Great America Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital.  The Great America Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Great America Fund prefers to invest in high-quality businesses when possible. To identify these high-quality businesses, the Adviser evaluates the quality of a company using four criteria: management, the economics of the business, competitive advantage, and the durability of its competitive advantage period.

Management.

The Adviser believes that high-quality, motivated managers are a key element to long-term success at many businesses. In short, it takes a very special kind of business to survive poor management. The Adviser’s process reviews managers on a multi-faceted basis focusing on several factors, including tenure, capital allocation, and alignment of incentives.

Economics of the Business.

The Adviser believes that there is little more important than the economic performance of the business as a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, business model, relative and absolute margins and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage.

The Adviser seeks companies that offer certain characteristics that allow them to generate outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, regulatory barriers to entry and superior branding, among others.

Durability of Competitive Advantage Period.

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary structural or tactical advantages or other components. As the Adviser’s desire is to own companies in the Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality that may make it a larger, stronger business in the future than it might be today.

The Great America Fund’s investment portfolio is generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 40% of the Great America Fund’s net assets.  To limit the risks associated with highly concentrated holdings, the Great America Fund generally does not invest more than 5% of its net assets in securities of any one issuer at the time of purchase.

While investing in a particular sector is not a principal investment strategy of the Great America Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy.  Currently, the Great America Fund is significantly invested in the consumer discretionary sector, which means it will be more affected by the performance of the consumer discretionary sector than a fund that is not so significantly invested.

Principal Investment Risks

The value of the Great America Fund’s investments may decrease, which will cause the value of the Great America Fund’s shares to decrease.  As a result, you may lose money on your investment in the Great America Fund, and there can be no assurance that the Great America Fund will achieve its investment objective.

Company and Market Risk

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of the Great America Fund’s investments in common stocks.  In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

Consumer Discretionary Sector Risk

The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition, and consumer confidence.  Success depends heavily on disposable household income and consumer spending.  Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability.  Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Investments in Small and Mid-Capitalization Companies

The Great America Fund invests in securities of small- and mid-capitalization companies.  Investments in securities of these companies may involve greater risks than do investments in larger, more established companies. The prices of securities of small- and mid-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Investment Style Risk

The Great America Fund pursues a “value style” of investing.  Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.  If the Adviser’s assessment of a company’s value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Great America Fund could suffer losses or produce poor performance relative to other funds.  In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information:  The bar chart and performance table below illustrate the risks and volatility of an investment in the Great America Fund. The Great America Fund’s past performance, both before and after taxes, does not necessarily indicate how the Great America Fund will perform in the future. Updated performance information is available online at www.foolfunds.com or by calling 888-863-8803 (toll free).

The Great America Fund commenced operations on December 21, 2016, by acquiring the assets and liabilities of the Predecessor Great America Fund in exchange for shares of the Great America Fund. Accordingly, the performance information shown below for periods prior to December 21, 2016 is that of the Predecessor Great America Fund, which was also a publicly-sold open-end mutual fund.  The Predecessor Great America Fund was also advised by the Adviser and had the same investment objective and strategies as the Great America Fund.

The bar chart shows changes in the performance of the Great America Fund’s Investor Shares from year to year.

The Fund’s calendar year-to-date total return as of September 30, 2016 was 2.64%.

Best Quarter: 13.20% in the quarter ended March 31, 2012

Worst Quarter: (17.07)% in the quarter ended September 30, 2011

The performance table shows how the Great America Fund’s Investor Shares and Institutional Shares average annual total returns for the periods indicated compare with those of the Russell MidCap Index, a broad measure of market performance and the Russell 2000 Index, a more narrow measure of market performance.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2015)

Motley Fool Great America Fund	1 Year	3 Years	5 Years	Since Inception, November 1, 2010	Since Inception, June 17, 2014
Investor Shares
Return Before Taxes	-2.89%	13.20%	11.39%	13.18%	N/A
Return After Taxes on Distributions	-2.92%	13.04%	11.29%	13.07%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-1.61%	10.34%	9.09%	10.59%	N/A
Institutional Shares
Return Before Taxes	-2.74%	N/A	N/A	N/A	2.62%
Russell MidCap Index (reflects no deduction for fees, expenses or taxes)	-2.44%	14.18%	11.46%	12.91%	1.94%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-4.41%	11.65%	9.19%	11.38%	-0.91%

* The Investor Shares of the Predecessor Great America Fund commenced operations on November 1, 2010.

** The Institutional Shares of the Predecessor Great America Fund commenced operations on June 17, 2014.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Great America Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than the “Return Before Taxes” and the “Return After Taxes on Distributions” because of realized losses that would have been sustained upon the sale of Great America Fund shares immediately after the relevant period.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the Great America Fund’s investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund/ Predecessor Fund
William H. Mann III*	Chief Investment Officer; Senior Portfolio Manager	2016/2010
William S. Barker, CFA	Portfolio Manager	2016/2010
Anthony L. Arsta	Portfolio Manager	2016/2010
Nathan G. Weisshaar, CFA	Portfolio Manager	2016/2014
David A. Meier	Portfolio Manager	2016/2014
Bryan C. Hinmon, CFA*	Portfolio Manager	2016/2014
Charles L. Travers Jr.	Portfolio Manager	2016/2014

* Effective as of January 13, 2017, Mr. Mann will leave his position as Senior Portfolio Manager for the Fund and Chief Investment Officer of the Adviser and will assume a senior position with an affiliate of the Adviser. Concurrently, Mr. Hinmon will serve as Senior Portfolio Manager of the Fund and Chief Investment Officer of the Adviser.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Great America Fund on any business day online or through our website at  www.foolfunds.com, by mail (Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780), by express/overnight mail (Motley Fool Funds, 4400 Computer Dr., Westborough, MA 01581-1722), or by telephone  at 1-888-863-8803. The minimum initial investment in the Great America Fund’s Investor Shares is $500. Subsequent investments the Investor Shares account may be made in any amount of $50 or more. The minimum initial investment in the Great America Fund’s Institutional Shares is $100,000. Subsequent investments in the Institutional Shares may be made in any amount. These investment minimums may be waived in certain circumstances.

Tax Information

The Great America Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Great America Fund through a broker-dealer or other financial intermediary (such as a bank), the Great America Fund and its related companies may pay the intermediary for the sale of Great America Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Great America Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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